UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 22, 2005


                             Klever Marketing, Inc.
             (Exact name of registrant as specified in its charter)



             Delaware                   000-18730            363688583
             ---------                  ---------            ---------
  (State or other jurisdiction of    (Commission File      (IRS Employer
          incorporation) Number) Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)


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342681.1
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         The Klever Marketing Board of Directors has appointed William Bailey as Chairman of the Board and Richard L. King as a member of the board. King replaces D. Paul Smith, who has stepped down from his Chairman and Board position. The board has also appointed Daniel L. Warner as Interim-President to replace Bill Dupre who previously resigned from that position.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Klever Marketing, Inc.


Date: July 22, 2005                     By: /s/ Danny L. Warner
                                            ------------------
                                           President